Exhibit 99.1

Ondas Holdings’ Airobotics Completes Acquisition of Iron Drone Assets
and Launches New Counter-Drone System at World Police Summit in Dubai

Acquisition presents new revenue opportunity, expanding the Company’s offerings in homeland security, public safety, and industrial sectors.

Airobotics is reporting strong interest from initial customers and partners.

The Innovative counter-drone system is based on a fully-automated, AI-powered drone capable of homing on hostile drones and apprehending them.

WALTHAM, MA / DUBAI / Petah Tikvah, Israel - March 7, 2023 - Ondas Holdings Inc. (Nasdaq: ONDS) (“Ondas” or the “Company”), a leading provider of private industrial wireless networks and commercial drone and automated data solutions, announced today that its wholly-owned subsidiary Airobotics, Ltd. (“Airobotics”) completed the acquisition of the assets of Iron Drone Ltd., an Israeli-based company specializing in the development of autonomous counter-drone systems, effective March 6, 2023. Iron Drone’s new system will be presented March 7 - 9 at the World Police Summit in Dubai. Ondas will integrate Iron Drone’s counter-drone technology within its business unit, Ondas Autonomous Systems. Together with the Optimus System™, Ondas is offering a government-grade drone solution for security and critical infrastructure protection and monitoring, specifically when deployed for homeland security applications for protection of critical assets in complex commercial environments.

The completed transaction represents a new revenue opportunity for Ondas as it signifies the Company’s entrance into the promising and rapidly growing public safety, homeland security, and defense markets. Combined, the companies will provide customers in smart city, defense, and industrial markets with an advanced and unique integrated security platform capable of intercepting hostile drones in various theaters such as airports, populated areas, critical infrastructure, and more. The Iron Drone technology will be available to customers as a standalone technology offering and as an addition to the Optimus System™ Urban Drone Infrastructure.

“Iron Drone’s counter-drone technology is a perfect fit for Ondas’ portfolio as it is a mission-critical system that can be installed to protect sensitive assets,” said Eric Brock, Chairman and CEO of Ondas. “The combination of Airobotics with Iron Drone represents a new revenue opportunity for Ondas in a market that is seeing a lot of growth. Iron Drone’s expertise and technology will be complementary to the Optimus System drone, providing our growing list of customers in the public safety and industrial sectors with the solution they are looking for.”

“We’re moving fast to bring the Iron Drone solution to the homeland security worldwide market,” said Meir Kliner, Ondas Autonomous Systems President. “We have already been approached by various potential customers who are looking for a reliable, non-weaponized counter-drone solution. The unique integrated AI-based Iron Drone solution relies on physical elimination of the target drone. This makes it effective against pre-programmed hostile drones and UAVs which do not rely on operators radio-link. Moreover, due to its low collateral signature, it can be operated in areas where the use of jamming is prohibited, such as airports, populated areas, and critical infrastructures. With Iron Drone, our customers will be able to neutralize threats while utilizing Optimus drones for monitoring, observation, and video surveillance.”

In recent years, there has been a noticeable increase in the use of drones and other small, unmanned vehicles by terrorist and criminal elements for the purpose of attacking and disrupting the functioning of strategic facilities, such as airports and oil and gas facilities, as well as mass events and city centers. The availability and ease of operations of these aircraft make them attractive to malicious actors. These aircraft may also be used for intelligence gathering, smuggling, or even become weaponized. The system is designed to defend assets against hostile drones and UAVs, collateral damage. The Iron Drone system is a fully-automated intercepting system that can eliminate small drones without using GPS or RF jamming. Launched from a designated pod, the interceptor flies autonomously towards the targets based on initial radar guidance, then “locks on” to the target using advanced AI vision. The intercepting drone follows the target, then incapacitates and captures it, using a net and a parachute to safely lower it to the ground. The whole process is fully-automated without the need for a human pilot.

Learn more about Airobotics and Iron Drone System here.

About Ondas Holdings Inc.

Ondas Holdings Inc. (“Ondas”) is a leading provider of private wireless data solutions via Ondas Networks Inc. (“Ondas Networks”) and commercial drone solutions through American Robotics, Inc. (“American Robotics” or “AR”) and Airobotics LTD (“Airobotics”), which we operate as a separate business unit called Ondas Autonomous Systems.

Ondas Networks is a developer of proprietary, software-based wireless broadband technology for large established and emerging commercial and government markets. Ondas Networks’ standards-based (802.16s), multi-patented, software-defined radio FullMAX platform enables Mission-Critical IoT (MC-IoT) applications by overcoming the bandwidth limitations of today’s legacy private licensed wireless networks. Ondas Networks’ customer end markets include railroads, utilities, oil and gas, transportation, aviation (including drone operators) and government entities whose demands span a wide range of mission critical applications.

Our Ondas Autonomous Systems business unit designs, develops, and markets commercial drone solutions via the Optimus System™ and Scout System™ (the “Autonomous Drone Platforms”). The Autonomous Drone Platforms are highly automated, AI-powered drone systems capable of continuous, remote operation and are marketed as “drone-in-a-box” turnkey data solution services. They are deployed for critical industrial and government applications where data and information collection and processing are required. The Autonomous Drone Platforms are typically provided to customers under a Robot-as-a-Service (RAAS) business model. American Robotics and Airobotics have industry leading regulatory successes which include having the first drone system approved by the FAA for automated operation beyond-visual-line-of-sight (BVLOS) without a human operator on-site.

Ondas Networks, American Robotics and Airobotics together provide users in oil & gas, rail, mining, agriculture, public safety and other critical infrastructure and government markets with improved connectivity and data collection and information processing capabilities.

For additional information on Ondas Networks and Ondas Holdings, visit www.ondas.com or follow Ondas Networks on Twitter and LinkedIn. For additional information on American Robotics, visit www.american-robotics.com or follow American Robotics on Twitter and LinkedIn. For additional information on Airobotics, visit www.airoboticsdrones.com or follow Airobotics on Twitter and LinkedIn.

Information on our websites and social media platforms is not incorporated by reference in this release or in any of our filings with the U.S. Securities and Exchange Commission.

Forward-Looking Statements

Statements made in this release that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

Contacts

Media Contact for Ondas Holdings Inc.

Reese Mozer, President
Ondas Holdings Inc.
888.350.9994 x1019
ir@ondas.com

Media Contact for American Robotics and Airobotics

Meredith Chiricosta

BIGfish Communications for American Robotics and Airobotics

americanrobotics@bigfishpr.com

617-713-3800

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